Significant Subsidiaries	12 Months Ended
Dec. 31, 2023
Significant Subsidiaries
Significant Subsidiaries

Note 27. Significant Subsidiaries

A subsidiary is an entity that is controlled by Scully. The following table shows the Company’s direct and indirect significant subsidiaries as at December 31, 2023. The table excludes subsidiaries which only hold intercompany assets and liabilities and do not have an active business as well as subsidiaries whose results and net assets did not materially impact the consolidated results and net assets of the Group.

	Country of	Proportion of
Subsidiaries	Incorporation	Interest *

Merkanti Holding plc.	Malta	99.96%
1178936 B.C. Ltd.	Canada	100%
Merkanti (A) International Ltd.	Malta	99.96%
Merkanti (D) International Ltd.	Malta	99.96%

*   The Group’s proportional voting interests are identical to its proportional beneficial interests, except that it holds a 99.68% proportional beneficial interest in each of Merkanti (A) International Ltd. and Merkanti (D) International Ltd.

As at December 31, 2023, the Group controlled entities in which the Group held more than 50% of the voting rights and did not control any entities in which the Group held 50% or less of the voting rights. The Group’s proportional voting interests in the subsidiaries are identical to its proportional beneficial interests except as described above.

As at December 31, 2023, none of the non-controlling interests are material to the Group. As at December 31, 2023, there were no significant restrictions (statutory, contractual and regulatory restrictions, including protective rights of non-controlling interests) on Scully’s ability to access or use the assets and settle the liabilities of the Group except for amounts presented as restricted cash. See “Currency Risk” in Note 25.

Note 27. Significant Subsidiaries (continued)

In March 2022, the Company announced that its subsidiary, Merkanti Holding, the parent of Merkanti Bank Ltd. (“Merkanti Bank”), had signed a definitive agreement to acquire Sparkasse (Holdings) Malta Ltd., a company registered in Malta (“Sparkasse Holdings”) and the parent of Sparkasse Bank Malta plc (“Sparkasse Bank”).

In July 2023, Merkanti Bank, jointly with Anteilsverwaltungssparkasse Schwaz, the parent of Sparkasse Holdings, entered into an agreement to mutually terminate the share purchase agreement. Consequently, the transaction did not close. The reason for the termination is not related to any aspect of the regulatory approval process but is related to timing and the change in global interest rate policy during this period.

The termination did not materially impact the financial results of the Group. However, as a result of the termination, the Group impaired minor capitalized costs associated with the transaction in 2023.

During the year ended December 31, 2023, the Group disposed of a wholly-owned subsidiary. No gain or loss was recognised on its disposition.

During the year ended December 31, 2022, the Group disposed of a majority-owned subsidiary, resulting in a net gain of $264 which was included in the consolidated statement of operations.

During the year ended December 31, 2022, a third party exercised options to acquire a non-voting beneficial interest of 36.75% in a subsidiary over which the Group had 100% voting control prior to the disposition transaction, resulting in a loss of $356 which was included in the consolidated statement of changes in equity directly.

During the year ended December 31, 2020, certain rights to purchase shares in two subsidiaries with pre-determined prices were issued, exercisable until 2026. In April 2021, those rights were cancelled. Management determined the fair value of the rights to be $nil at the time of their issuance. The issuance of such rights did not have financial impact on the assets and liabilities of the Group until exercised. For further details, see Note 22.